SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2009

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of stockholders held on May 13, 2009, the stockholders of Knight Capital Group, Inc. (the “Company”), upon the recommendation of the Company’s Board of Directors, approved the adoption of the Knight Capital Group, Inc. 2009 Executive Incentive Plan (the “Plan”). The Company’s Board of Directors had previously adopted the Plan on March 31, 2009, subject to stockholder approval.

A summary of the Plan is included in the Company’s Proxy Statement for the 2009 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 2, 2009 under the caption “Proposal 2 – Approval of the Knight Capital Group, Inc. 2009 Executive Incentive Plan”. The summary of the Plan contained in the Proxy Statement is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan, which was attached to the Proxy Statement and is filed with this Current Report on Form 8-K and is also incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	Knight Capital Group, Inc. 2009 Executive Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated May 19, 2009

KNIGHT CAPITAL GROUP, INC.

By:	/s/ Andrew M. Greenstein
Name:	Andrew M. Greenstein
Title:	Managing Director, Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description

10.1	Knight Capital Group, Inc. 2009 Executive Incentive Plan